-------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported): September 30, 2004

                 CWABS, INC., (as depositor under the Sale and Servicing Agreement, dated as of September 30, 2004, relating to the Revolving
             Home Equity Loan Asset Backed Notes, Series 2004-J).

                                  CWABS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

     Delaware                            333-109272           95-4596514
------------------------------------     ----------           ----------
     (State or Other Jurisdiction        (Commission       (I.R.S. Employer
           of Incorporation)            File Number)      Identification No.)

4500 Park Granada
Calabasas, California                                      91302
---------------------                                    ---------
(Address of Principal                                   (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
                                                   --------------

-------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8

Item 8.01. Other Events.

Filing of Certain Materials

     In connection with the issuance by CWABS Revolving Home Equity Loan Trust, Series 2004-J of Revolving Home Equity Loan Asset Backed Notes, Series 2004-J (the "Notes"), CWABS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Securities for federal income tax purposes. The Opinion is annexed hereto on Exhibit 8.1.

Section 9

Item 9.01. Financial Statements, Pro Forma Financial
           Information and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits:

          8.1  Opinion of Sidley Austin Brown & Wood LLP re Tax Matters.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CWABS, INC.



                                        By: /s/   Celia Coulter
                                            ----------------------
                                            Name:  Celia Coulter
                                            Title:  Vice President



Dated:  September 30, 2004

                                 Exhibit Index

Exhibit                                                                 Page
-------                                                                 ----
8.1   Opinion of Sidley Austin Brown & Wood LLP re: Tax Matters           5